SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 29, 1999


                        INTERCONTINENTAL LIFE CORPORATION
             (Exact name of registrant as specified in its charter)


    Texas                   0-7288               22-1890938
(State or other          (Commission           (I.R.S. Employer
 jurisdiction             File Number)         Identification No.)
of incorporation)


                    701 Brazos, Suite 1400, Austin, Texas         78701
                   (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code:  (512) 404-5050



          (Former name or former address, if changed since last report)



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Item 5.  Other Events

On June 29, 1999, InterContinental Life Corporation ("ILCO") announced that its Board of Directors has approved a stock repurchase plan. Under the plan, ILCO will be able to repurchase up to 5% of its issued and outstanding common stock in the open market or in "block" transactions, within the meaning of Rule 10b-18 under the Securities Exchange Act of 1934, as amended. In authorizing the repurchases, the Board of Directors intends that the plan will enhance the value of the Registrant's common stock and to manage its capital. The Board's action permits management to commence repurchases at its discretion and to continue making purchases , without further Board action, within the discretion of management.

The plan contemplates that repurchases will be made in accordance with the provisions of Rule 10b- 18 of the Regulations issued under the Securities Exchange Act of 1934.

A copy of the press release announcing the adoption of the stock repurchase plan is attached hereto as Exhibit 99.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      INTERCONTINENTAL LIFE CORPORATION



                                       By: /s/ James M. Grace
                                           James M. Grace
                                           Vice President and Treasurer



Date: June 30, 1999


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                                  EXHIBIT INDEX


         Exhibit No.                        Description

            99                              Press Release of the Registrant
                                            released on June 30, 199



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                                   Exhibit 99

FOR IMMEDIATE RELEASE
June 29, 1999

FOR MORE INFORMATION CONTACT
Robert S. Cox
512-404-5128

                        INTERCONTINENTAL LIFE CORPORATION
                         ANNOUNCES STOCK REPURCHASE PLAN

AUSTIN, TEXAS -- InterContinental Life Corporation (ILCO) today reported that the Company's Board of Directors has adopted a stock repurchase plan. Under the plan, ILCO is authorized to repurchase shares up to 5% of its outstanding common stock at times deemed appropriate. Roy F. Mitte, Chairman, President and Chief Executive Officer stated that "The Board's action was based on its conclusion that the ability to repurchase stock under certain circumstances will assist the Company to enhance the value of its common stock for its shareholders and manage its capital.

The Company intends to make all repurchases in compliance with applicable regulatory requirements and to administer the plan in accordance with applicable securities and other laws, including SEC Rule 10b-18.

As of March 31, 1999, ILCO had assets of $1.3 billion, shareholders equity of $155.4 million and 8,791,516 shares outstanding.

InterContinental Life Corporation, through its various subsidiaries, markets and underwrites individual life insurance and annuity products. The Company's NASDAQ symbol is ILCO.

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